Exhibit 10.48

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”) AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

WARRANT TO PURCHASE COMMON STOCK
OF INVISION TECHNOLOGIES, INC.

Warrant No. CSW-2001-1	Issue Date: September 26, 2001

THIS CERTIFIES THAT, for good and valuable consideration received, Donald & Co. Securities Inc., or permitted registered assigns (“Holder”), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time before the first to occur of (i) 5:00 p.m. Pacific Time on September 25, 2006 and (ii) the closing of a Sale of the Company (such earlier date, the “Expiration Date”), to purchase from InVision Technologies Inc., a Delaware corporation (the “Company”), up to One Hundred Thousand (100,000) shares of Common Stock of the Company, $.001 par value (“Common Stock”), as more fully described below, at a price per share equal to $9.95 (the “Exercise Price”).  Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Exercise Price are subject to change as provided herein.

1.             CERTAIN DEFINITIONS.  As used in this Warrant the following terms shall have the following respective meanings:

“Fair Market Value” of a share of Common Stock as of a particular date shall mean:

(a)           If traded on a securities exchange or The Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the 5 business days ending immediately prior to the applicable date of valuation;

(b)           If actively traded over-the-counter, but not on The Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation; and

(c)           If there is no active public market, the Fair Market Value shall be the value thereof, as determined in good faith by the Board of Directors of the Company upon due consideration of the proposed determination thereof of the Holder.

“Registered Holder” shall mean any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

“Sale of the Company” shall mean (a) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the stockholders of the Company immediately prior to such transaction or transactions owning less that fifty percent (50%) or more of the outstanding voting power of the Company or surviving entity following such transaction or transactions; or (b) a sale of all or substantially all of the assets of the Company.

“Warrant” as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

2.             EXERCISE OF WARRANT.

2.1           Payment.  Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time on or before the Expiration Date (the “Exercise Period”) by surrendering this Warrant at the principal office of the Company together with:

(a)           the form of Notice of Exercise attached hereto as Exhibit 1 (the “Notice of Exercise”), duly executed by the Holder, and

(b)           payment, (i) in cash (by check) or by wire transfer, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder; or (iii) by a combination of (i) and (ii), of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Exercise Price  (the “Exercise Amount”).

2.2           Net Issue Exercise.  In lieu of the payment methods set forth in Section 2.1(b) above, the Holder may elect to exchange all or some of the Warrant for shares of Common Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange.  If Holder elects to exchange this Warrant as provided in this Section 2.2, Holder shall tender to the Company the Warrant for the amount being exchanged, along with the Notice of Exercise, duly executed by the Holder, specifying the Holder’s election to exchange some or all of the Warrant, and the Company shall issue to Holder the number of shares of the Common Stock computed using the following formula:

X =	Y	(A-B)
A

Where X = the number of shares of Common Stock to be issued to Holder.

Y = the number of shares of Common Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

A = the Fair Market Value of one share of the Company’s Common Stock.

B = Exercise Price (as adjusted to the date of such calculation).

All references herein to an “exercise” of the Warrant shall include an exchange pursuant to this Section 2.2.

2.3           Stock Certificates; Fractional Shares.  As soon as practicable on or after the date this Warrant is exercised, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of the date of exercise of this Warrant.  No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

2.4           Partial Exercise; Effective Date of Exercise.  In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder.  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above.  The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

3.             VALID ISSUANCE:  TAXES.  All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof.  The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company’s reasonable satisfaction that no tax or other charge is due.

4.             LOSS OR MUTILATION.  Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

5.             ADJUSTMENTS.  If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional securities as a dividend with respect to any shares of its Common Stock, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination.  Appropriate adjustments shall also be made to the exercise price payable per share, but the aggregate purchase price payable for the total number of shares of Common Stock purchasable under this Warrant (as adjusted) shall remain the same.  Any adjustment under this Section 5 shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

In the event of changes in the outstanding Common Stock by reason of recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like as to which the provisions of the previous paragraph do not apply, the number and class of shares of Common Stock available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.  The form of this Warrant need not be changed because of any adjustment in the number of shares of Common Stock subject to this Warrant.

6.             RESERVATION OF STOCK.  The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock as are from time to time issuable upon exercise of this Warrant and, from time to time as necessary, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant.  All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

7.             TRANSFER AND EXCHANGE.  Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may be transferred to any Registered Holder’s parent, subsidiary or affiliate, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer.  Upon any permitted partial transfer, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred.  Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

8.             RESTRICTIONS ON TRANSFER.  The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “1933 Act”), covering the disposition or sale of this Warrant or the Common Stock issued or issuable upon exercise hereof, as the case may be, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all such Warrant or Common Stock, as the case may be, unless either (a) the Company has received an opinion of counsel, in form and substance satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (b) the sale of such securities is made pursuant to Rule 144 under the 1933 Act.

9.             COMPLIANCE WITH SECURITIES LAWS.  By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that any shares of stock acquired upon exercise of this Warrant shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act; that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant will not be registered under the 1933 Act (unless otherwise required pursuant to exercise by the Holder of the registration rights, if any, previously granted to the registered Holder) and will be “restricted securities” within the meaning of Rule 144 under the 1933 Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant may have affixed thereto a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

10.          NO RIGHTS OR LIABILITIES AS STOCKHOLDER.  This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.  In the absence of affirmative action by such Holder to purchase Common Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof, shall cause such Holder hereof to be a stockholder of the Company for any purpose.

11.          NOTICES.  Except as may be otherwise provided herein, all notices and other communications required or permitted hereunder shall be in writing and shall be conclusively deemed to have been duly given to a party (a) when hand delivered to that party; (b) when received when sent by facsimile at that party’s address and number set forth below (provided, however, that notices given by facsimile shall not be effective unless either (i) a duplicate copy of such facsimile notice is promptly given by one of the other methods described in this Section 11, or (ii) the receiving party delivers a written confirmation of receipt for such notice either by facsimile or any other method described in this Section 11; (c) five business days after deposit in the U.S. or Canadian mail, as the case may be with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below; or (d) the next business day after deposit with a international overnight delivery service, postage prepaid, addressed to that party as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

To the Holder:	To the Company:
Donald & Co. Securities Inc. Park Avenue Towers 65 E. 55th Street 12th Floor New York, NY 10022 Attn: Stephen Blum Fax: (212) 832-6759	InVision Technologies Inc. 7151 Gateway Boulevard Newark, California 94560 Attn: President Fax: (510) 608-0770

12.          HEADINGS.  The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

13.          LAW GOVERNING.  This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of California.

14.          NOTICES OF RECORD DATE.  In case:

14.1         the Company shall take a record of the holders of its Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right;

14.2         of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company’s stock are to receive stock, securities or property of another corporation; or

14.3         of any voluntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or  winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up.  Such notice shall be delivered at least thirty (30) days prior to the date therein specified.

15.          SEVERABILITY.  If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

16.          COUNTERPARTS.  In the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

17.          SATURDAYS, SUNDAYS AND HOLIDAYS.  If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. the next business day.

18.          NO IMPAIRMENT.  Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company and the Holder have executed this Warrant as of September 26, 2001.

InVision Technologies Inc.
a Delaware corporation

By:	/s/ Sergio Magistri
Sergio Magistri
President and Chief Executive Officer

Donald & Co. Securities Inc.

By:	/s/ Stephen Blum

EXHIBIT 1

NOTICE OF EXERCISE

(To be executed upon exercise of Warrant)

InVision Technologies Inc.	Warrant No. CSW-2001-1

The undersigned hereby reaffirms the statements made in Section 9 of the Warrant Certificate, and irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of InVision Technologies Inc. as provided for therein, and (check the applicable box):

•              Tenders herewith payment of the exercise price in full in the form of cash or check in the amount of $____________ for _________ such securities.

•              Elects the Net Issue Exercise option pursuant to Section 2.2 of the Warrant, and accordingly requests delivery of a net of ______________ of such securities.

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:	________________________________________
Address:	________________________________________
Signature:	________________________________________
Dated:	________________________________________

Note:  The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

Donald & Co. Securities Inc.

By: ________________________________________________

EXHIBIT 2

ASSIGNMENT

(To be executed only upon assignment of Warrant Certificate)

InVision Technologies Inc.	Warrant No. CSW-2001-1

For value received, __________ hereby sells, assigns and transfers unto ____________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:

Name(s) of Assignee(s)	Address	# Of Warrants

And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant Certificate.

Dated:

Signature:

Notice:  The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular.